UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 14, 2008
DRI Corporation
(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	000-28539 (Commission File Number)	56-1362926 (IRS Employer Identification No.)

5949 Sherry Lane, Suite 1050 Dallas, Texas (Address of Principal Executive Offices)		75225 (Zip Code)
Registrant’s telephone number, including area code: (214) 378-8992
Not applicable.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 14, 2008, DRI Corporation (the “Company”) entered into Executive Employment Agreements with each of (i) David L. Turney, the Company’s President and Chief Executive Officer, (ii) Tanya Lind Johnson, a Vice President of the Company and General Manager of Digital Recorders, Inc., a subsidiary of the Company, and (iii) William F. Fay, Jr., a Vice President of the Company and General Manager of TwinVision of North America, Inc., a subsidiary of the Company. The following summarizes the material terms of each Executive Employment Agreement:
David L. Turney
•	The Executive Employment Agreement is effective as of January 1, 2008 and continues for an initial term of three (3) years. After the initial term, the Executive Employment Agreement will automatically renew for additional two-year terms unless either party gives written notice within 180 days of the end of the initial term or any additional term;

•	Mr. Turney will receive an annual base salary of $350,000;

•	Mr. Turney may receive additional incentive compensation, as proposed in the discretion of the Company’s Human Resources and Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) and approved by the Board, or set forth in a written and Board-adopted Executive Incentive Compensation Plan;

•	Mr. Turney may be entitled to receive certain payments if his employment is terminated without cause, or he terminates his employment for cause (as defined in the Executive Employment Agreement). If Mr. Turney is terminated without cause, or he terminates his employment for cause, he will be entitled to severance payments in an aggregate amount equal to the greater of twelve (12) months base salary or the base salary for the remainder of the term of the agreement, subject to adjustment should Mr. Turney obtain other employment during the severance period, and all outstanding options shall immediately vest; and

•	Mr. Turney may also be entitled to receive certain payments if his employment is terminated or his duties, authority or responsibilities are substantially changed, or if Mr. Turney cannot negotiate a satisfactory new employment agreement upon a change of control of the Company (a “Triggering Event”). If any of the foregoing occurs following a Triggering Event, Mr. Turney will be entitled to receive a lump sum payment in an amount equal to 2.9 times his annual salary, incentive and bonus payments for the previous twelve (12) month period; subject to adjustment for applicable tax laws.
     The foregoing description of Mr. Turney’s Executive Employment Agreement does not purport to be a complete statement of the Company’s or Mr. Turney’s rights under his Executive Employment Agreement and is qualified in its entirety by reference to the full text of Mr. Turney’s Executive Employment Agreement, which is filed as Exhibit 10.1 hereto.
Tanya Lind Johnson
•	The Executive Employment Agreement is effective as of December 31, 2007 and continues for an initial term of two (2) years. After the initial term, the Executive Employment Agreement will automatically renew for additional one-year terms unless either party gives written notice within 90 days of the end of the initial term or any additional term;

•	Ms. Johnson will receive an annual base salary of $160,000;

•	Ms. Johnson may receive bonus compensation at the discretion of the Chief Operating Officer — North Carolina Operations, subject to the approval of the Chief Executive Officer and the Compensation Committee;

•	Ms. Johnson may be entitled to receive certain payments if her employment is terminated without cause (as defined in the Executive Employment Agreement). If Ms. Johnson is terminated without cause, she will be entitled to severance payments in an aggregate amount equal to six (6) months base salary, subject to adjustment should Ms. Johnson obtain other employment during the severance period; and

•	Ms. Johnson may also be entitled to receive certain payments if her employment is terminated (either by her or the Company) or her duties, authority or responsibilities are substantially diminished upon a Triggering Event. If any of the foregoing occurs following a Triggering Event, Ms. Johnson will be entitled to receive a lump sum payment in an amount equal to one time her annual salary and any incentive and bonus payments paid to her during the most recent twelve (12) month period, subject to adjustment for applicable tax laws.

     The foregoing description of Ms. Johnson’s Executive Employment Agreement does not purport to be a complete statement of the Company’s or Ms. Johnson’s rights under her Executive Employment Agreement and is qualified in its entirety by reference to the full text of the Executive Employment Agreement, which is filed as Exhibit 10.2 hereto.
William F. Fay, Jr.
•
The Executive Employment Agreement is effective as of December 31, 2007 and continues for an initial term of two (2) years. After the initial term, the Executive Employment Agreement will automatically renew for additional one-year terms unless either party gives written notice within 90 days of the end of the initial term or any additional term;

•	Mr. Fay will receive an annual base salary of $160,000;

•
Mr. Fay may receive bonus compensation at the discretion of the Chief Operating Officer — North Carolina Operations, subject to the approval of the Chief Executive Officer and the Compensation Committee;

•
Mr. Fay may be entitled to receive certain payments if his employment is terminated without cause (as defined in the Executive Employment Agreement). If Mr. Fay is terminated without cause, he will be entitled to receive severance payments in an aggregate amount equal to six (6) months base salary, subject to adjustment should Mr. Fay obtain other employment during the severance period; and

•
Mr. Fay may also be entitled to receive certain payments if his employment is terminated (either by him or the Company), or his duties, authority or responsibilities are substantially diminished or upon a Triggering Event. If any of the foregoing occurs following a Triggering Event, Mr. Fay would be entitled to receive a lump sum payment in an amount equal to one time his annual salary and any incentive and bonus payments paid to him during the most recent twelve (12) month period, subject to adjustment for applicable tax laws.

               The foregoing description of the Executive Employment Agreement does not purport to be a complete statement of the Company’s or Mr. Fay’s rights under his Executive Employment Agreement and is qualified in its entirety by reference to the full text of the Executive Employment Agreement, which is filed as Exhibit 10.3 hereto.
ITEM 9.01 FINANCIAL STATEMENTS AND AGREEMENTS.
(d)	Exhibits.

Exhibit
Number	Description

10.1	Executive Employment Agreement, effective January 1, 2008, between the Company and David L. Turney.

10.2	Executive Employment Agreement, effective December 31, 2007, between the Company and Tanya Lind Johnson.

10.3	Executive Employment Agreement, effective December 31, 2007, between the Company and William F. Fay, Jr.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

DRI CORPORATION
Date: January 18, 2008	By:	/s/ Stephen P. Slay
Stephen P. Slay
Vice President, Chief Financial Officer, Treasurer, and Secretary